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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 12, 2007

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

        000-26017                                          58-2222646
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

     (Address and telephone number of principal executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECURED CONVERTIBLE DEBENTURE

On December 12, 2007, we issued a Secured Convertible Debenture (the "Debenture") to Pala Investments Holdings Limited ("Pala"). The Debenture provides for us to receive $5,000,000 in two tranches: a first tranche of $3,000,000 which funded immediately on closing (the "First Tranche"), and a second tranche of $2,000,000 which we will be entitled to if we meet certain performance benchmarks by December 31, 2008, or which may otherwise be provided at Pala's discretion (the "Second Tranche'). The Debenture carries interest of 12% per annum, compounding quarterly, and matures on December 11, 2010 (the "Maturity Date").

Pala and its affiliated companies together have over 1.7 billion dollars under management and focus on investing in the mining and natural resources sector. Pala is based in Jersey in the United Kingdom. Its exclusive advisor, Pala Investments AG, is based in Zug, Switzerland.

The Debenture has been offered and sold to Pala in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. Pala is a non-U.S. person as defined in Rule 502 of Regulation S and an accredited investor as defined by Rule 501 of Regulation D.

CONVERSION RIGHTS

Prior to the Maturity Date, Pala will have the option to convert the outstanding balance of principal and unpaid interest into shares of our common stock (the "Shares") at a conversion price of $0.14 per share. The Debenture requires us to effect a 1 for 2 reverse split of our outstanding common stock and to increase our authorized shares of common stock from 150,000,000 to 200,000,000 (the "Share Reorganization.)" We are required to use best efforts to effect the Share Reorganization by February 10, 2008, and must complete the Share Reorganization no later then April 10, 2008. Pala's conversion rights commence on the effective date of the Share Reorganization and continue until the Maturity Date.

WARRANTS

For every dollar of principal advanced under the Debenture, Pala is entitled to a warrant (a "Warrant" and collectively the "Warrants") to purchase one share of our common stock at $0.21 per share (the "Warrants"). The Warrants expire on December 11, 2010. Pala has received 3,000,000 Warrants in connection with the first tranche and will be entitled to an additional 2,000,000 Warrants in the event the Second Tranche funds.


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In the 1 for 2 reverse split to be effected as part of the Share Reorganization and in any future reverse split, the number of Warrants is not subject to adjustment, but the Warrant exercise price will be adjusted upwards. As adjusted for Share Reorganization, the 3,000,000 Warrants with an exercise price of $0.21 per share already received by Pala will be 3,000,000 Warrants with an exercise price of $0.42 per share.

SECOND TRANCHE

As long as we are not in default under the Debenture and the representations and warranties we made in the Debenture as of December 12, 2007 remain true and accurate, we are entitled to receive the $2,000,000 Second Tranche if we meet all of the following benchmarks by December 31, 2008 (the "Benchmarks"):

      o We have sold at least one million (1,000,000) gallons of our Alderox product during calendar year 2008;

      o We have signed orders or contracts for the sale of at least 1,000,000 gallons of Alderox during calendar year 2009, or we have the reasonable expectation of selling at least 1,000,000 gallons of Alderox during calendar year 2009 based on signed orders for the sale of Alderox in calendar year 2009 and/or existing customer accounts; and

      o We have reached a gross profit margin of Five Dollars ($5.00) per gallon on our total sales of Alderox as calculated according to U.S. Generally Accepted Accounting Procedures in effect at the time in calendar year 2008.

Even if we do not meet the Benchmarks, Pala may fund the Second Tranche at its sole discretion. However, we can offer no assurances that we will meet the Benchmarks and qualify for the Second Tranche.

RIGHT OF FIRST REFUSAL

During the term of the Debenture, Pala has a right of first refusal on financings by the Company with the exception of transactions involving the following:

      o Our issuance of any securities (other than for cash) in connection with a merger, acquisition or consolidation;

      o Our issuance of securities in connection with license agreements, joint ventures and other similar strategic partnering arrangements, so long as such issuances are not for the primary purpose of raising capital;

      o Our issuance of common stock or the issuance or grants of options to purchase common stock pursuant to stock option plans and employee stock purchase plans;


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      o     Any issuances of stock as a result of the exercise of options or warrants or conversion of convertible notes which are granted or issued prior to the Debenture;

      o Any warrants issued to the Lender pursuant to or otherwise for the transactions contemplated by this Agreement;

      o Any financing which by its terms is to fund at or following the Maturity Date, or which is entered into for the purpose of repaying the Debenture; and

      o     Permitted Indebtedness (as defined below)

The right of first refusal provisions require us to give Pala written notice of any proposed non-exempt financings, prior to proceeding with such financing. On receiving such notice, Pala has 15 trading days to elect to provide the financing on the proposed terms before we can proceed with obtaining such financing from a third party.

OTHER REQUIREMENTS AND RESTRICTIONS

Without Pala's approval, we may not enter into any further indebtedness other then the following (the "Permitted Indebtedness"):

      o     All accounts payable generated in the normal course of business;

      o Additional advances on Borrower's existing line of credit from Canvasback Company Limited (the "Canvasback Line of Credit"), provided that the aggregate outstanding balance shall not exceed $500,000;

      o Indebtedness with respect to capital lease obligations (including leases of real property) or other obligations for equipment purchases not to exceed $100,000;

      o Loans or advances on a credit facility or facilities, provided the terms thereof are not substantially more burdensome than those of the Canvasback Line of Credit and the aggregate balance of such loans or advances together with that of the outstanding balance of Canvasback Line of Credit is not more then the maximum balance of the Canvasback Line of Credit; and

      o Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of the above items or any indebtedness existing as of the date of the Debenture, provided that (i) the principal amount thereof is not increased and (ii) the terms are not modified to impose substantially more burdensome terms upon us.



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The Debenture imposes a number of other restrictions and requirements on the
Company. Without Pala's approval we may not:

      o Allow ourselves to be listed on the TSX Venture Exchange or on any other exchange, provided however that we may allow our shares to be traded on the Over-the-Counter Bulletin Board or the Pink Sheets.

      o     Amend our Articles or Bylaws except as allowed by the Debenture.

      o Sell, or otherwise dispose of our assets (other than the sale of inventory in the ordinary course of business nor liquidate, dissolve or suspend business operations;

      o Transfer any of our intellectual property nor permit any agreement under which we have licensed intellectual property to lapse. We may only license our intellectual property in the ordinary course of our business in connection with sales of inventory or provision of services to its customers, including but not limited to our entering into distribution agreements;

      o Participate in a consolidation or merger, or similar reorganization with another company;

      o Engage in any line of business materially different from our present line of business, nor purchase, lease or otherwise acquire assets not related to our business;

      o Adopt any material change in accounting principles other than as required by U.S. Generally Accepted Accounting Principles nor adopt, permit or consent to any change in its fiscal year;

      o Transfer our chief executive office or principal place of business, nor move, relocate, close or sell any business location,

      o Enter into any exclusive distribution agreement, or any agreement that commits a minimum volume of supply to a distributor, unless we can terminate such notice by providing a maximum of 90 days notice.

The Debenture also requires us to provide Pala with monthly sales reports and financial statements.

REGISTRATION RIGHTS

Pursuant to a Registration Rights Agreement we entered into with Pala concurrent with the issuance of the Debenture, we are required to register the shares underlying the Warrants and the shares receivable on conversion of the Debenture with the SEC for resale by Pala. Pala's right to demand the registration of these shares commences on the date we accomplish our Share Reorganization. Following any such demand by Pala, we must file a registration statement within 60 days and use reasonable best efforts to cause it to be declared effective as soon as possible and to keep such statement effective until June 11, 2011, unless the shares are sooner sold or sooner qualify for sale pursuant to Rule 144(k).


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SECURITY INTEREST IN COMPANY ASSETS

The obligations under the Debenture are secured by a security interest in all of our assets. On the occurrence of any of the following events, Pala may accelerate the Maturity Date, commence legal action against us, and foreclose on our assets:

      o     Our failure to make payments under the Debenture when due;

      o Our default under any other agreement or instrument evidencing indebtedness, the effect of which is to cause such indebtedness to become due and payble before its stated maturity date or its scheduled dates of repayment, and such default continues for longer then any applicable grace period or cure period specified by such document;

      o If any representation or warranty made by us or on behalf of us in writing in any document furnished in connection with the Debenture shall prove to have been false or incorrect in any material respect on the date as of which was made; provided, however, that if such false or incorrect representation or warranty is curable, we have 14 days to cure it;

      o If we default in observing or performing any covenant or agreement under the Debenture or note, other then a failure to make a payment when due, provided that is such default is curable, we have 14 days to cure it;

      o If we become insolvent or admit in writing an inability to pay debts as they mature; or we make a general assignment for the benefit of our creditors; or a compromise or arrangement is proposed by us to our creditors; or if any order is made or an effective resolution is passed for our winding-up; or if a custodian, trustee, receiver or other officer with like powers is appointed for us under applicable bankruptcy or insolvency legislation; or if bankruptcy proceedings are instituted by or against us, provided that in the case of an involuntary petition, such petition is not dismissed within 60 days;

      o If any subordinated creditor defaults in observing or performing any covenant or agreement under any subordination agreement in favor of Pala, provided that if such default is curable, we have 14 days to cure it, or if we take or participate in any action which would be prohibited under the provisions of any such subordination agreement or makes any payment with respect to indebtedness that has been subordinated pursuant to any such subordination agreement;


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      o     If a final judgment which, with other outstanding final judgments against us, exceeds $50,000 is entered against us and if, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged; or

      o If we default in the performance or compliance of any obligation or undertaking of the Company in the Voting Agreement or the Registration Rights Agreement provided such default has continued for a period of 14 days after we become aware of it.

USE OF PROCEEDS

We are using proceeds from the Debenture to repay approximately $2,000,000 of debt as required by the Debenture. We plan to use the remaining funds for the operation of our business and for the repayment of remaining debt as such debt comes due.

To the extent Pala does convert its Debenture and we are unable to repay the Debenture from our revenues, we will need additional capital to make the interest and principal payments due under the Debenture. We can offer no assurance that we will be able to raise all or any portion of the funds necessary to repay Pala on terms favorable to us or at all.

SUBORDINATION AGREEMENTS

As a condition precedent to our receipt of the First Tranche, Canvasback Company Limited, Paul Hughes, 0761291 B.C. Ltd., and Eat-Me Foods, Ltd, all of whom hold debt secured by our assets, signed Subordination Agreements, subordinating their debt to that of Pala's.

In order to induce 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. to enter into the Subordination Agreements, we entered into amendments to their Secured Convertible Debentures providing for each of them to receive warrants for the purchase of 166,666 shares of our common stock. These warrants have an exercise price of $0.18 per share and are exercisable for three years. In the event that the closing price of our common stock equals or exceeds $0.80 per share for 20 consecutive trading days, we have the option to cancel the unexercised warrants after 45-days prior written notice. These warrants are subject to proportional adjustment in the planned 1 for 2 reverse split.

The warrants are being issued to 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. are non-U.S. persons as defined in Rule 502 of Regulation S and accredited investors as defined by Rule 501 of Regulation D.




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VOTING AGREEMENT

Concurrent with the issuing of the Debenture, the Company, Pala and six of our shareholders entered into a Voting and Right of First Refusal Agreement (the "Voting Agreement"). The six shareholders who are party to the Voting Agreement are our executive officers and directors, Michael C. Davies, Gordon W. Davies and Paul Hughes; and our three largest shareholders: Sally Holden, Paul Hazell and Canvasback Company Limited. The Voting Agreement remains in effect until:

      o The date on which the Debenture is repaid in full, if Pala has not elected to convert the Debenture into Shares; and

      o The date on which Pala beneficially owns less then 10% of the Company's outstanding shares.

Pursuant to the Voting Agreement, Pala and the six shareholders must vote all of their Company shares as necessary to elect a designee of Pala to our Board of Directors and to effect the Share Reorganization. To the extent any of the six shareholders does not vote his or her shares according to the Voting Agreement, Pala has an irrevocable proxy to vote such person's shares pursuant to the agreement.

As the six shareholders control a majority of our outstanding stock, the election of Pala's designee is assured and shareholder approval of the Share Reorganization is assured. As of the date of this report, Pala has not yet designated a director.

Additionally, in the event any of the six shareholders proposes to sell or otherwise dispose of his or her shares, the Voting Agreement provides Pala to receive a right of first refusal to purchase such shares on the same terms as those proposed. The right of first refusal does not apply to certain permitted dispositions such as transfers to certain family members, provided the recipient agrees to be bound by the restrictions of the Voting Agreement.

The Voting Agreement also provides for the Company to provide the following to
Pala:

      o A right of first refusal on future financings, substantially similar to those of the right of first refusal provision in the Debenture Agreement discussed above;

      o     Monthly sales reports and financial statements; and

      o An opportunity to enter into a non-exclusive distribution agreement on terms no less favorable then those provided to any other distributor of our products.

We are currently negotiating the terms of the non-exclusive distribution agreement with Pala.


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EXHIBITS

Copies of the Secured Convertible Debenture, Warrant Certificate, Voting and Right of First Refusal Agreement, Registration Rights Agreement, Form of Amendment No. 1 to Secured Convertible Debenture Promissory Note, Patent and Trademark Security Agreement, and Form of Subordination Agreement are attached as Exhibits 4.1 through 4.4 and 10.1 through 10.3, respectively, to this Current Report on Form 8-K. The foregoing summary of these documents is qualified in its entirety by the complete text of the documents.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.               Description
-----------               -----------

4.1 Secured Convertible Debenture, dated December 12, 2007, issued to Pala Investments Holdings Limited.

4.2 Warrant Certificate, dated December 12, 2007, issued to Pala Investments Holdings Limited.

4.3 Voting and Right of First Refusal Agreement, dated December 12, 2007, by and among Reclamation Consulting and Applications, Inc., Pala Investments Holdings Limited and the stockholders set forth on Exhibit A.

4.4 Registration Rights Agreement, dated December 12, 2007, between Reclamation Consulting and Applications, Inc. and Pala Investments Holdings Limited.

4.5      Form of Amendment No. 1 to Secured Convertible Debenture dated May 30,
         2007.

10.1 Promissory Note, dated December 12, 2007, issued to Pala Investments Holdings Limited.

10.2 Patent and Trademark Security Agreement, dated December 12, 2007, between Reclamation Consulting and Applications, Inc. and Pala Investments Holdings Limited.

10.3 Form of Subordination Agreement, dated December 2007, in favor of Pala Investments Holdings Limited.


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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /S/ MICHAEL DAVIES
    ----------------------------
    Michael Davies, CEO

Dated: December 18, 2007